February 28, 2006 Midwest Super-Community Bank Conference Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

•
$2.6 billion in assets
•
$363 million market cap at 12/31/05
•
Four-state market:  Ohio, Michigan, Pennsylvania, Indiana
•
26 branches
•
15 loan offices
•
2 business financial centers
•
Market share leader in primary markets
•
Diversified bank:  commercial, retail, consumer, insurance,
wealth management, and real estate
•
Ticker Symbol: FPFC
First Place Corporate Profile

•
Leverage existing strengths
•
Transition balance sheet for greater profitability
•
Expand into higher-growth markets
•
Build infrastructure for excellence
•
Enhance revenue opportunities
•
Improve operating efficiencies
•
Maintain excellent asset quality
First Place Core Strategy

Transition to a High-Performing Commercial Bank

Expand the Franchise
26 retail locations
in Ohio and Michigan
Network of 15  LPOs
in OH, MI, and IN
APB Financial Group
in PA
2 Business Financial
Services Centers
6 banking locations
of Northern Savings
(pending acquisition)

Asset Growth:  CAGR* = 21.3%
$883 $883
$883
$1,117
$747 $851
$710
$708
$676
$737
$989
$1,510
$1,510
$1,510
$201
$0
$600
$1,200
$1,800
$2,400
$3,000
1999 2000 2001 2002 2003 2004 2005 1H'06
Organic Acquisitions
$2,627
$2,499 Organic Growth* = 6.4%
Organic Growth* = 6.4%
($millions)
FYE 6/30:
$747
$1,052
$1,593
$1,591 $1,559
$2,247
* CAGR = 6.5 years * CAGR = 6.5 years

Transitioning the Balance Sheet

Change in Asset Mix from 2000:
• Consumer loans declined from 62.5% to 46.8%
• Commercial loans grew from 5.1% to 29.5%
Change in Deposit Mix from 2000:
• CDs declined from 59.0% to 42.1%
• Non-interest DDAs  grew from 1.8% to 14.3%
• Core deposits = 58% of total deposits
To Higher Yield Loans
To Core Deposits
0%
20%
40%
60%
80%
100%
2000 2001 2002 2003 2004 2005 1H'06
Other Investments Consumer Commercial
2000 2001 2002 2003 2004 2005 1H'06
CD's Money Market Savings NOW Non-interest DDA

The Transition Process:  Phase 1
•
1999:  Listed on Nasdaq: FPFC
•
2000:  Doubled in asset size
Acquisitions: Date Assets
Ravenna Savings Bank May 2000 $194.4 MM
FFY Financial Corp. (MOE)    December 2000 $667.7 MM
•
2002 & 2003: Restructured balance sheet
–
Reduced fixed rate real estate loans
–
Increased core deposits
–
Shifted investments into higher-yielding assets
–
Grew commercial portfolio
•
2004:
Acquisition: Date Assets
Franklin Bancorp May 2004 $536.2 MM

The Transition Process: Phase 2
LPO Network
•
Expansion of mortgage LPO network into higher-growth Midwest markets
Bank Acquisitions
•
Within FPFC’s 4-state footprint
•
Accretive to EPS in first full year
•
Assist in transformation into a commercial bank
Branch Expansion
•
Sustainable and measured growth in 4-state footprint
•
24-36 months minimum profitability requirement
Diversification
•
Fee-based businesses

Mortgage Banking:
An Expansion Strategy
•
LPO expansion mitigates
impact of mortgage banking
cyclicality
•
10 Ohio LPOs, 4 in MI, 1
in Indiana
•
Follow with Business
Financial Services Centers
(2 in greater Cleveland)

A leader in selected higher-growth markets

Mortgage Banking
Fiscal year ending 6/30
($ in millions)
73% of 2005 Originations from LPOs

$8
$261
$146
$623
$1,038
$1,292
$1,387
$759
$997
$900
$680
$464
$571
$161
2000 2001 2002 2003 2004 2005 1H'06
Sales Originations

Bank Acquisitions: Franklin
•
Assets of $536.2 MM
•
Closed in May, 2004
•
Accretive to EPS in first full year
–Price/Tangible book of 183.3%
–Core deposit premium of 9.1%
–Documented cost savings of $4.3 million

Franklin: A Value-Added Transaction
•
Entry into a growth market: Oakland County
–
Highest per capita income in Michigan
–
Access to high net worth customers and business starts
–
38% of Fortune 500 companies conduct business
–
Industry mix favors service (39%) and non-manufacturing (42%)
•
Provides geographic diversification
•
Substantial shift to a more commercial loan and
deposit mix
•
Opportunity to cross-sell FPFC’s non-bank
financial products

Bank Acquisitions:
Northern Savings & Loan Company
•
$341 million Ohio-chartered savings and loan with
6 locations in Lorain County, Ohio
•
Accretive to EPS in first full year
–Price/Tangible book of 164%
–Core deposit premium of 11.9%
–Price/ LTM earnings of 25.2X
•
Closing planned for second calendar quarter of
2006, pending required regulatory and shareholder
approvals

Northern Savings: Strategic Rationale
•
Natural branch fill-in between Ohio and Michigan
•
Access to $265 million of low-cost deposits (wt. avg.
cost = 2.13%)
•
Strengthens capital position
•
Estimated cost savings and revenue enhancements
of $3.1 million
•
Expansion of retail platforms and commercial lending
opportunities

Branch Expansion

Goal: Core deposit growth
•
Sustainable growth in 4-
state footprint
•
24-36 months minimum
profitability requirement
Regional banking center — Livonia, Michigan
Shelby, Michigan
Howland, Ohio

First Place
First Place
Bank
Bank
Commercial
Commercial
Retail
Retail
Insurance
Insurance
Real Estate
Real Estate
Mortgage &
Mortgage &
Consumer
Consumer
Wealth
Wealth
Management
Management
Diversified Business Line

Where We Are Today Where We Are Today 18

2% 15% 39% 39% 19% 18% 16% 17% 79% 67% 45% 44% Commercial Consumer Real Estate A Changing Loan Mix Becoming More Bank-Like First Place June 30, 1998 Dec. 31, 2003 June 30, 2005 19 Dec. 31, 2005

Residential 44% Franklin Line 1% C & I 16% Multi-Family Real Estate 4% Home Equity 8% HELOC 8% Consumer 1% Commercial Real Estate 18% A Diversified Loan Portfolio Loans at 12/31/2005 $2.006 Billion 20

First Place:
The Bank That Means Business
$776
$743
$716
$494
$160
$116
$120
$54
2000 2001 2002 2003 2004 2005 Q1'06 Q2'06
Fiscal year ending 6/30
($ in millions)
Commercial Loans
•
Mortgage and
Commercial LPOs
•
Bank-within-a-bank
•
Business financial
centers
•
17 commercial lenders

A leader in our markets for full-service commercial banking
CAGR* =
61.6%
* CAGR = 5.5 years

C & I - 41% Multi-Family - 11% Franklin Line - 2% Commercial Real Estate - 46% Commercial Loans at 12/31/2005 $776 Million Commercial Loan Diversification 22

Commercial Loans By State 51.9% Michigan 3.7% Indiana 40.6% Ohio Pennsylvania 1.6% 23

Core Deposit Growth
Core deposit growth
strategies:
•
Business core deposits:
•
Transfer of Michigan
business strategy
•
Consumer core deposits:
•
2 new branches in SE
Michigan over next 12
months
•
Core deposits exclude all
CD products
$1,021
$993
$983
$939
$547
$486
$422
$240
2000 2001 2002 2003 2004 2005 Q1'06 Q2'06
Fiscal year ending 6/30  ($ in millions)

CAGR* =
29.9%
* CAGR = 5.5 years

Building an Infrastructure for Excellence • Strong management team • Flexible and effective organizational structure • Effective incentives • Development of sales culture 25

Infrastructure:
A Strong Management Team
•
Steven Lewis, Chief Executive Officer 21
•
Albert Blank, Chief Operating Officer 21
•
Paul Musgrove, Chief Financial Officer 13
•
Craig Johnson, Michigan Regional President 23
•
Kenton Thompson, Ohio Regional President 26
•
Bruce Wenmoth, Corporate EVP, Consumer Banking     22
•
Dominique Stoeber, Corporate EVP, Retail Banking 15
•
Tim Beaumont, Corporate EVP, Chief Credit Officer 25
Years in Banking

Infrastructure:
Building A Sales Culture
•
Driven from bottom up
•
All Encompassing (sales staff, back office, and
affiliates)
•
Corporate Service Promises
•
Measurement Process (daily, weekly, monthly,
quarterly, annually)
•
Creative Recognition of Service/Sales Excellence

Incentive Compensation
Drives Performance
•
Every employee included in plan
•
All have goals in four categories:
–
Profitability
–
Growth
–
Asset quality
–
Client service
•
All receive monthly scorecards on performance
•
Variable pay comprised 30% of total 2005 compensation
•
17 Commercial Lenders with an average of 17.3 years of
experience

Maintain Excellent Asset Quality
•
Loan production and underwriting are separated
•
Commercial loan officers have rapid access to decision-
makers
•
Approval process is compressed yet efficient
•
Aggregate in-house limit is $12 million
•
Aggregate internal and external loan review process
•
Results:
–
11 basis points in charge-offs in ’05 / 13 basis points in 1st half of FY 2006
–
4 years in a row of declining net charge-offs

Asset Quality 0.13% 0.11% 0.23% 0.40% 0.33% 0.29% 2001 2002 2003 2004 2005 2006 Net Charge-offs/Average Loans 30 YTD 12/05

Financial Results Paul Musgrove, CFO

First Place Strategic Goal:

Complete transformation to commercial bank
< 0.65%
< 0.20%
> 6.50%
> 1.00%
> 10.00%
> 13.50%
< 58%
> 11%
>10%
>15%/ 14%
>11%/8%
2006 Strategic Plan
10%  (A)
14%  (A)
19%/ 17%  (A)
7%/ 6%  (A)
Growth:                            Assets
Core EPS
Loans / Commercial Loans
Deposits/ Core Deposits
14.85x
205.6%
Shareholder value:
Price/Core Earnings
Price/ Tangible Book
0.62%
0.13%
6.90%
Asset quality:       NPAs/Assets
NCOs
Tang Equity/Tang Assets
0.95%
10.05%
14.11%
58%
Performance:      Core ROA
Core ROE
Core ROTE
Core Efficiency
FY 2006 Year-to-Date
(A) FY 2006 growth rates are annualized

Year-To-Date Performance: 6 Mos.
+10.1% 2,627 2,385
Assets
+11 bp 0.95 0.84
Core ROA (%)
-226 bp 57.73 59.99
Core Efficiency Ratio (%)
+4 bp 3.34 3.30
NIM (%)
+6.9% 1,021,343 955,091
Core Deposits ($M)
+12.8% 759,000 672,800
Mortgage Originations ($M)
+28.4% 775,782 604,092
Commercial Loans ($M)
+24.6% 12,213  9,803
Core Net Income ($M)
FY’06            % FY’05

Asset Growth $2,560 $2,499 $2,480 $2,385 $2,627 10% 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Growth LTM 34

Loan Growth 16% $2,006 $1,732 $1,737 $1,831 $1,880 28% $776 $743 $716 $645 $604 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Growth LTM Loans Commercial Loans 35

Deposit Growth 12% $1,765 $1,578 $1,658 $1,709 $1,755 7% $955 $965 $983 $993 $1,021 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Growth LTM Total Deposits Core Deposits 36

Reconciliation of Net Income to Core
Earnings
2Q’06 1Q’06 4Q’05 3Q’05 2Q’05
$6,046 $6,167 $5,955 $5,585 $5,046 Core Earnings
$(1,005)
Proceeds from Life
Insurance
$3,410
Securities
Impairment, after-tax
$6,046 $6,167 $5,955 $6,590 $1,636 GAAP Net Income

Net Income 38 $6.0 $6.2 $6.6 $1.6 $6.0 $5.0 $6.0 $6.2 $6.0 $5.6 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Net Income Core Earnings

Diluted Earnings Per Share
39 14,625 14,629
14,639
14,710
14,780
Average Diluted Shares Outstanding (thousands):
$0.41
$0.42
$0.11
$0.45
$0.41
$0.41
$0.35
$0.42 $0.41
$0.38
2Q'05 3Q'05 4Q'05 1Q'06 2Q'06
GAAP Diluted EPS Core Diluted EPS

Performance: Core ROAA 0.96% 0.96% 0.94% 0.85% 0.93% 1.09% 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Peers* 40 * Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.

9.86% 10.23%
10.18%
9.86%
8.89%
10.77%
14.91%
13.77%
14.46% 14.63%
14.37%
13.14%
2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Peers*
Core ROE Core ROTE
Performance: Return on Equity

* Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.

Performance: FTE Net Interest Margin
3.81%
3.33%
3.30%
3.37% 3.35% 3.35%
2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Peers*

* Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.

Expense Control:
Core Efficiency Ratio*

*  Excludes non-recurring items and amortization of intangible assets
** Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.
57.9%
58.6%
59.3%
57.0%
60.3%
58.5%
2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Peers**

Maintain Asset Quality

* Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.
0.17%
0.16%
0.09%
0.12%
0.20%
0.14%
0.47%
0.62%
0.72%
0.62%
0.61%
0.61%
0.00%
0.50%
1.00%
1.50%
2.00%
2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Peers*
NCOs NPAs

Tier 1 Risk Based Capital 45 10.13% 9.60% 9.17% 9.77% 10.01% 10.81% 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Peers* * Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.

Tangible Equity/Tangible Assets 46 7.28% 6.90% 6.72% 6.61% 6.85% 6.90% 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Peers* * Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.

12.05% 11.05% 11.21% 10.61% 10.18% 10.79% Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Peers* Total Capital Ratio 47 * Peers: Median of Thrifts & Banks $1.5–$5 Billion in 4- state FPFC market, OH, MI, IN, PA.

Fiscal 2006 Strategic Goals
Complete transformation to
commercial bank
Grow commercial loans
Grow core deposits
Maintain excellent asset
quality
Make strategic acquisitions
•
Within 4-state footprint
•
Accretive to EPS in first
full year
•
Assist in transformation
into a commercial bank
Expand branch network
•
Sustainable and
measured growth in 4-
state footprint
•
24-36 months minimum
profitability requirement
Fee-based businesses to
diversify product line

0.13%
0.62%
57.73%
11.05%
0.95%
14.11%
13.7%
7% (A)
58%
19% (A)
39%
10% (A)
2006 YTD
<0.25% 0.17% NCOs/ Avg. Loans
<0.55% 0.47% NPAs / Assets
<55% 60.3% Core Efficiency %
>12.00% 12.05%
Tot. Risk-Based
Capital
>1.30% 1.09% Core ROAA %
>20% 14.9% Core ROATE %
>10% - Core EPS Growth
>10% - Total Deposit Growth
>65% -
Core Deposits (% of
Total)
>10% - Total Loan Growth
>40% 19%
Comm. Loans
(% of Total)
>10% - Asset Growth
Top Quartile
Performance
2006 Peer
Median
Performance
(A) 2006 growth rates are annualized

FPFC: An Attractive
Investment Opportunity*
2.66% 2.33% Dividend Yield
42% 33% Dividend Payout Ratio
248% 205.6% Price/Tangible Book
180% 148.1% Price/Book
13.5x 13.2x Price/ Est. 2007 EPS
16.3x 14.8x Price/ LTM Core EPS
Peers
Median
FPFC

* Based on December 31, 2005 data

Investment Highlights
•
Proven management team
•
Diversified balance sheet
•
Asset-sensitive to interest-rate risk
•
Positive earning trends
•
Strong asset quality
•
Strong quality of earnings
•
Diversified markets
•
Commercial loan growth
•
Core deposit growth
•
Excellent Timing

The Bank That Means The Bank That Means Business Business